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                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

            I, the undersigned Director and/or Officer of Conexant Systems, Inc., a Delaware corporation (the "Company"), hereby constitute DWIGHT W. DECKER, DENNIS E. O'REILLY, JASMINA THEODORE BOULANGER and PETER R. KOLYER, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2002, and any amendments thereto.

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         Signature                              Title                         Date
         ---------                              -----                         ----

   /s/ Dwight W. Decker           Chairman of the Board of Directors     December 10, 2002
-----------------------------        and Chief Executive Officer
Dwight W. Decker                    (principal executive officer)


/s/  Donald R. Beall                           Director                  December 12, 2002
-----------------------------
Donald R. Beall


/s/ Richard M. Bressler                        Director                  December 6, 2002
-----------------------
Richard M. Bressler


/s/ Ralph J. Cicerone                          Director                  December 10, 2002
-----------------------------
Ralph J. Cicerone


/s/ Hossein Eslambolchi                        Director                  December 4, 2002
-----------------------------
Hossein Eslambolchi


/s/ F. Craig Farrill                           Director                  December 12, 2002
-----------------------------
F. Craig Farrill


/s/ Balakrishnan S. Iyer                       Director                  December 13, 2002
-----------------------------         Senior Vice President and
Balakrishnan S. Iyer                   Chief Financial Officer
                                    (principal financial officer)



/s/ Jerre L. Stead                             Director                  December 12, 2002
-----------------------------
Jerre L. Stead



/s/ J. Scott Blouin                    Senior Vice President,            December 9, 2002
-----------------------------  Chief Accounting Officer and Controller
J. Scott Blouin                     (principal accounting officer)

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